RUS

Bond Date November 15, 2018
FOR FFB USE ONLY: Bond Identifier: CFC-0012 Purchase Date: November 15, 2018	Place of Issue Washington, DC
Last Day for an Advance (¶3) July 15, 2023
Maximum Principal Amount (¶4) $750,000,000.00
Final Maturity Date (¶5) July 15, 2043

FUTURE ADVANCE BOND
SERIES N

1.    Promise to Pay.

FOR VALUE RECEIVED, NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a cooperative association existing under the laws of the District of Columbia (the "Borrower," which term includes any successors or assigns) promises to pay the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America (FFB, for so long as it shall be the holder of this Bond, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of this Bond, being the "Holder"), at the times, in the manner, and with interest at the rates to be established as hereinafter provided, such amounts as may be advanced from time to time by FFB to the Borrower under this Bond (each such amount being an "Advance", and more than one such amount being "Advances").

2.    Reference to Certain Agreements.

(a) Bond Purchase Agreement. This Bond is the "Bond" referred to in, and entitled to the benefits of, the Series N Bond Purchase Agreement dated as of even date herewith, made by and among FFB, the Borrower, and the Administrator of the Rural Utilities Service, a Rural Development agency of the United

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States Department of Agriculture ("RUS") (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the "Bond Purchase Agreement").

(b) Bond Guarantee Agreement. This Bond is the "Bond" referred to in, and entitled to the benefits of, the Fifth Amended, Restated and Consolidated Bond Guarantee Agreement dated as of November 15, 2018, made between RUS and the Borrower (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the "Bond Guarantee Agreement").

(c) Pledge Agreement. This Bond is the "Bond" referred to in the Fifth Amended, Restated and Consolidated Pledge Agreement dated as of November 15, 2018, made among the Borrower, RUS, and U.S. Bank National Association, a national association (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the "Pledge Agreement").

3.	Advances; Advance Requests; RUS Approval Requirement; Last Day for an Advance.

(a) Subject to the terms and conditions of the Bond Purchase Agreement, FFB shall make Advances to the Borrower from time to time under this Bond, in each case upon delivery to FFB of a written request by the Borrower for an Advance under this Bond, in the form of request attached to the Bond Purchase Agreement as Exhibit A thereto (each such request being an "Advance Request") and completed as prescribed in section 7.3.1 of the Bond Purchase Agreement.

(b) To be effective, an Advance Request must first be delivered to RUS for approval and be approved by RUS in writing, and such Advance Request, together with written notification of RUS's approval thereof (each such notification being an "Advance Request Approval Notice"), must be received by FFB consistent with the advance notice requirements prescribed in sections 7.3.1(c) and 7.3.2(b) of the Bond Purchase Agreement.

(c) FFB shall make each requested Advance on the particular calendar date that the Borrower requested in the respective Advance Request to be the date on which the respective Advance is to be made (such date being the "Requested Advance Date" for such Advance), subject to the provisions of the Bond Purchase Agreement describing certain circumstances under which a requested Advance shall be made on a later date; provided, however, that no Advance shall be made under this Bond after the particular date specified on page 1 of this Bond as being the "Last Day for an Advance."

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4.    Principal Amount of Advances; Maximum Principal Amount.

The principal amount of each Advance shall be the particular dollar amount that the Borrower specified in the respective Advance Request as the "Requested Advance Amount" for the respective Advance; provided, however, that the aggregate principal amount of all Advances made under this Bond shall not exceed the particular amount specified on page 1 of this Bond as being the "Maximum Principal Amount."

5.	Maturity Dates for Advances.

Subject to paragraph 15 of this Bond, each Advance shall mature on the particular calendar date that the Borrower selected in the respective Advance Request to be the date on which the respective Advance is to mature (such date being the "Maturity Date" for such Advance), provided that such Maturity Date meets all of the criteria for Maturity Dates prescribed in section 7.3.1(a)(5) of the Bond Purchase Agreement.

6.    Computation of Interest on Advances.

(a) Subject to paragraphs 11 and 16 of this Bond, interest on the outstanding principal of each Advance shall accrue from the date on which the respective Advance is made to the date on which such principal is due.

(b) Interest on each Advance shall be computed on the basis of (1) actual days elapsed from (but not including) the date on which the respective Advance is made (for the first payment of interest due under this Bond for such Advance) or the date on which the payment of interest was last due (for all other payments of interest due under this Bond for such Advance), to (and including) the date on which the payment of interest is next due; and (2) a year of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

(c) The basic interest rate for each Advance shall be established by FFB, as of the date on which the respective Advance is made, on the basis of the determination made by the Secretary of the Treasury pursuant to section 6(b) of the Federal Financing Bank Act of 1973, as amended (codified at 12 U.S.C. § 2281 et seq.) (the "FFB Act"); provided, however, that the shortest maturity used as the basis for any rate determination shall be the remaining maturity of the most recently auctioned United States Treasury bills having the shortest maturity of all United States Treasury bills then being regularly auctioned.

    (d) In the event that (1) the Borrower has selected for any Advance a Maturity Date that will occur on or after the fifth anniversary of the Requested Advance Date for such Advance, and (2) the Borrower has elected for such Advance a prepayment/ refinancing privilege described in section 11.3 of the Bond

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Purchase Agreement, then the interest rate for such Advance shall also include a price (expressed in terms of a basis point increment to the applicable basic interest rate) for the particular prepayment/refinancing privilege that the Borrower selected, which price shall be established by FFB on the basis of a determination made by FFB as to the difference between (A) the estimated market yield of a notional obligation if such obligation were to (i) be issued by the Secretary of the Treasury, (ii) have a maturity comparable to the maturity of such Advance, and (iii) include a prepayment and refinancing privilege identical to the particular prepayment/refinancing privilege that the Borrower elected for such Advance, and (B) the estimated market yield of a notional obligation if such obligation were to (i) be issued by the Secretary of the Treasury, (ii) have a maturity comparable to the maturity of such Advance, but (iii) not include such prepayment and refinancing privilege.

7.    Payment of Interest; Payment Dates.

Interest accrued on the outstanding principal amount of each Advance shall be due and payable quarterly on January 15, April 15, July 15, and October 15 of each year (each such day being a "Payment Date"), beginning on the first Payment Date to occur after the date on which the respective Advance is made, up through and including the Maturity Date of such Advance; provided, however, that with respect to each Advance that is made in the 30-day period immediately preceding any Payment Date, payments of accrued interest on the outstanding principal amount of the respective Advance shall be due beginning on the second Payment Date to occur after the date on which such Advance is made.

8.    Repayment of Principal; Principal Repayment Options.

(a) The principal amount of each Advance shall be payable in quarterly installments, which installments shall be due beginning on the first Payment Date to occur after the date on which the respective Advance is made, and shall be due on each Payment Date to occur thereafter until the principal amount of the respective Advance is repaid in full on or before the particular date specified on page 1 of this Bond as being the "Final Maturity Date" (such date being the "Final Maturity Date"); provided, however, that with respect to each Advance that is made in the 30-day period immediately preceding any Payment Date, principal installments shall be due beginning on the second Payment Date to occur after the date on which the respective Advance is made.

(b) In the respective Advance Request for each Advance, the Borrower must also select a method for the repayment of principal of such Advance from among the following options:

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(1) "equal principal installments" -- the amount of each quarterly principal installment shall be substantially equal to the amount of every other quarterly principal installment and shall be sufficient, when added to all other such quarterly installments of equal principal, to repay the principal amount of such Advance in full on the Final Maturity Date (notwithstanding the fact that the Borrower may have selected a Maturity Date for such Advance that will occur before the Final Maturity Date);

(2) "graduated principal installments" -- the amount of each of the first one-third (or nearest number of payments that rounds to one-third) of the total number of quarterly principal installments shall be substantially equal to one-half of the amount of each of the remaining quarterly principal installments, and shall be sufficient, when added to all other such quarterly installments of graduated principal, to repay the principal amount of such Advance in full on the Final Maturity Date (notwithstanding the fact that the Borrower may have selected a Maturity Date for such Advance that will occur before the Final Maturity Date); or

(3) "level debt service" -- the amount of each quarterly payment consisting of a principal installment and accrued interest shall be substantially equal to the amount of every other quarterly payment consisting of a principal installment and accrued interest, and shall be sufficient, when added to all other such level quarterly payments consisting of a principal installment and accrued interest, to repay the principal amount of such Advance in full on the Final Maturity Date (notwithstanding the fact that the Borrower may have selected a Maturity Date for such Advance that will occur before the Final Maturity Date).

(c) For each Advance, the amount of principal that shall be due and payable on each of the dates specified in subparagraph (a) of this paragraph 8 shall be the amount of the principal installment due under a principal repayment schedule for the respective Advance that is computed in accordance with the principles of the particular method for the repayment of principal that is selected by the Borrower for such Advance from among the options described in subparagraph (b) of this paragraph 8. Except at the times described in the immediately following sentence, the method for the repayment of principal that is selected by the Borrower for any Advance, and the resulting principal repayment schedule that is so computed for such Advance, may not be changed. Notwithstanding the foregoing, with respect to each Advance for which the Borrower has selected a Maturity Date that will occur before the Final Maturity Date, the Borrower may change the particular method for the repayment of principal that was selected by the Borrower for the respective Advance from either the "equal principal installments"

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method or the "graduated principal installments" method to the "level debt service" method at the time (if ever) that the Borrower elects to extend the maturity of such Advance (as provided in paragraph 15 of this Bond), effective as of the effective date of such maturity extension, or at the time (if ever) that the Borrower elects to refinance the outstanding principal amount of such Advance (as provided in paragraph 18 of this Bond), effective as of the effective date of such refinancing, and the principal repayment schedule for such Advance shall thereupon be newly computed in accordance with the "level debt service" method for the repayment of principal. After the Borrower has selected the Final Maturity Date as the Maturity Date for any Advance, the Borrower may so change the particular method for the repayment of principal of any Advance, and the principal repayment schedule for such Advance shall be so newly computed, only at the time (if ever) that the Borrower elects to refinance the outstanding principal amount of such Advance (as provided in paragraph 18 of this Bond), effective as of the effective date of such refinancing.

(d) With respect to each Advance that has a Maturity Date that will occur before the Final Maturity Date, the entire unpaid principal amount of the respective Advance shall be payable on such Maturity Date, subject to extensions of the maturity of such Advance (as provided in paragraph 15 of this Bond).

(e) Notwithstanding which of the methods for the repayment of principal described in subparagraph (b) of this paragraph 8 is selected by the Borrower for any Advance, the aggregate of all quarterly payments of principal and interest on such Advance shall be such as will repay the entire principal amount of such Advance, and pay all interest accrued thereon, on or before the Final Maturity Date.

9.    Fee.

(a) A fee to cover expenses and contingencies, assessed by FFB pursuant to section 6(c) of the FFB Act, shall accrue on the outstanding principal amount of each Advance for the period from the date on which the respective Advance is made to the date on which the principal amount of such Advance is due, not taking into account any maturity extensions permitted by paragraph 15 of this Bond (such period being the "Advance Period").

(b) The fee on each Advance shall be:

(1) 12.5 basis points (0.125%) per annum of the unpaid principal balance of such Advance for an Advance Period of 10 years or less; and

(2) 25 basis points (0.25%) per annum of the unpaid principal balance of such Advance for an Advance Period greater than 10 years.

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(c) The fee on each Advance shall be computed in the same manner as accrued interest is computed under paragraph 6(b) of this Bond, and shall be due and payable at the same times as accrued interest is due and payable under paragraph 7 of this Bond (adjusted as provided in paragraph 10 of this Bond if a Payment Date is not a Business Day). The fee on each Advance shall be credited to RUS as required by section 505(c) of the Federal Credit Reform Act of 1990, as amended (codified at 2 U.S.C. § 661d(c)).

10.    Business Days.

(a) Whenever any Payment Date, the Maturity Date for any Advance, or the Final Maturity Date shall fall on a day on which either FFB or the Federal Reserve Bank of New York is not open for business, the payment that would otherwise be due on such Payment Date, Maturity Date, or Final Payment Date, as the case may be, shall be due on the first day thereafter on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day").

(b) In the event that any Payment Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be (1) taken into account in establishing the interest rate for the respective Advance, (2) included in computing interest due in connection with such payment, and (3) excluded in computing interest due in connection with the next payment.

(c) In the event that the Maturity Date for any Advance or the Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Maturity Date or the Final Maturity, as the case may be, shall be (1) taken into account in establishing the interest rate for such Advance, and (2) included in computing interest due in connection with such payment.

11. Late Payments.

(a) In the event that any payment of any amount owing under this Bond is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

(1) The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 10 of this Bond) to the date on which payment is made.

(2) The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the

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scheduled date of payment for such Overdue Amount (taking into account paragraph 10 of this Bond) to (and including) the date on which payment is made, and (B) a year of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

(3) The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recent auctioned 13-week United States Treasury bills.

(4) The initial Late Charge Rate shall be in effect until the earlier to occur of either (A) the date on which payment of the Overdue Amount and the amount of accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of the accrued Late Charge are not paid on or before such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and all amounts of the accrued Late Charge is made.

(b) Nothing in subparagraph (a) of this paragraph 11 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of this Bond on the dates specified in this Bond.

12.    Final Due Date.

Notwithstanding anything in this Bond to the contrary, all amounts outstanding under this Bond remaining unpaid as of the Final Maturity Date shall be due and payable on the Final Maturity Date.

13.    Manner of Making Payments.

(a) For so long as FFB is the Holder of this Bond and RUS is the bond servicing agent for FFB (as provided in the Bond Purchase Agreement), each payment under this Bond shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the

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subaccount of RUS, as bond servicing agent for FFB) maintained at the Federal Reserve Bank of New York specified by RUS in a written notice to the Borrower, or to such other account as may be specified from time to time by RUS in a written notice to the Borrower.

(b) In the event that FFB is the Holder of this Bond and RUS is not the bond servicing agent for FFB, each payment under this Bond, with the exception of the fee described in paragraph 9 of this Bond, shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of FFB) maintained at the Federal Reserve Bank of New York specified by FFB in a written notice to the Borrower, or to such other account as may be specified from time to time by FFB in a written notice to the Borrower. In the event that FFB is the Holder of this Bond and RUS is not the bond servicing agent for FFB, each payment of the fee described in paragraph 9 of this Bond shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York specified from time to time by RUS in a written notice delivered by RUS to the Borrower.

(c) In the event that FFB is not the Holder of this Bond, then each payment under this Bond, with the exception of the fee described in paragraph 9 of this Bond, shall be made in immediately available funds by electronic funds transfer to such account as shall be specified by the Holder in a written notice to the Borrower. In the event that FFB is not the Holder of this Bond, each payment of the fee described in paragraph 9 of this Bond shall be made in the manner specified by FFB in the written notice delivered by FFB to the Borrower and RUS as provided in section 15.4.2 of the Bond Purchase Agreement.

14.    Application of Payments.

Each payment made on this Bond shall be applied, first, to the payment of Late Charges (if any) payable under paragraphs 11 and 18 of this Bond, then to the payment of premiums (if any) payable under paragraphs 16 and 17 of this Bond, then to the payment of unpaid accrued interest, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 9 of this Bond.

15.    Maturity Extensions.

(a) With respect to each Advance (1) for which the Borrower has selected a Maturity Date that will occur before the twentieth anniversary of the Requested Advance Date specified in the respective Advance Request, or (2) for which a Maturity Date that will occur before the twentieth anniversary of the Requested Advance Date specified in the respective Advance Request has been determined as provided in subparagraph (b) of t

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his paragraph 15 (each such Maturity Date being an "Interim Maturity Date"), the Borrower may, effective as of such Interim Maturity Date, elect to extend the maturity of all or any portion of the outstanding principal amount of the respective Advance to a new Maturity Date to be selected by the Borrower in the manner and subject to the limitations specified in this subparagraph (a) (each such election being a "Maturity Extension Election"; each such elective extension of the maturity of any Advance that has an Interim Maturity Date being a "Maturity Extension"; and the Interim Maturity Date that is in effect for an Advance immediately before any such elective Maturity Extension being, from and after such Maturity Extension, the "Maturity Extension Effective Date").

(1) Except under the circumstances described in clause (3) of this subparagraph (a), the Borrower shall deliver to FFB (with a copy to RUS) written notification of each Maturity Extension Election, in the form of notification attached to this Bond as Annex 1-A (each such notification being a "Maturity Extension Election Notice"), making reference to the "Advance Identifier" (as that term is defined in the Bond Purchase Agreement) that FFB assigned to such Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

(A) the amount of the outstanding principal of the such Advance with respect to which the Borrower elects to extend the maturity; and

(B) the new Maturity Date that the Borrower selects to be in effect for such principal amount after the respective Maturity Extension Effective Date, which date:

(i) may be either (I) a new Interim Maturity Date, or (II) the twentieth anniversary of the Requested Advance Date specified in the original Advance Request (if such twentieth anniversary date is a Payment Date) or the Payment Date immediately preceding such twentieth anniversary date (if such twentieth anniversary date is not a Payment Date); and

(ii) in the event that the Borrower selects a new Interim Maturity Date as the new Maturity Date for any Advance, must meet the criteria for Maturity Dates prescribed in section 7.3.1(a)(5) of the Bond Purchase Agreement (provided, however, that, for purposes of selecting a new Maturity Date in connection with a Maturity Extension Election, each of the references to the "Requested Advance Date" for the respective Advance in section 7.3.1(a)(5)(D) of the Bond

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Purchase Agreement shall be deemed to be a reference to the "respective Maturity Extension Effective Date").

(2) To be effective, a Maturity Extension Election Notice must be received by FFB on or before the third Business Day before the Interim Maturity Date in effect for the respective Advance immediately before such Maturity Extension.

(3) In the event that either of the circumstances described in subclause (A) or (B) of the next sentence occurs, then a Maturity Extension Election Notice (in the form of notice attached to this Bond as Annex 1-B), to be effective, must first be delivered to RUS for approval and be approved by RUS in writing, and such Maturity Extension Election Notice, together with written notification of RUS's approval thereof, must be received by FFB on or before the third Business Day before the Interim Maturity Date in effect for the respective Advance immediately before such Maturity Extension. RUS approval of a Maturity Extension Election Notice will be required under either of the following circumstances:

(A) (i) any payment of any amount owing under this Bond is not made by the Borrower when and as due; (ii) payment is made by RUS in accordance with the guarantee set forth at the end of this Bond; and (iii) RUS delivers notice to both the Borrower and FFB advising each of them that each Maturity Extension Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS; or

(B) FFB at any time delivers written notice to both the Borrower and RUS advising each of them that each Maturity Extension Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS.

(b) With respect to any Advance that has an Interim Maturity Date, in the event that FFB does not receive a Maturity Extension Election Notice (and, if required under subparagraph (a)(3) of this paragraph 15, written notification of RUS's approval thereof) on or before the third Business Day before such Interim Maturity Date, then the maturity of such Advance shall be extended automatically in the manner and subject to the limitations specified in this subparagraph (b) (each such automatic extension of the maturity of any Advance that has an Interim Maturity Date also being a "Maturity Extension"; and the Interim Maturity Date that is in effect for an Advance immediately before any such automatic Maturity Extension also being, from and after such Maturity Extension, the "Maturity Extension Effective Date"). The new Maturity Date

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for such Advance shall be the immediately following Payment Date. The amount of principal that will have its maturity extended automatically shall be the entire outstanding principal amount of such Advance on such Maturity Extension Effective Date, less the amount of any payment of principal made on such Maturity Extension Effective Date.

(c) In the event that the maturity of any Advance that has an Interim Maturity Date is extended under either subparagraph (a) or (b) of this paragraph 15, then the basic interest rate for such Advance, from and after the respective Maturity Extension Effective Date, shall be the particular rate that is established by FFB, as of such Maturity Extension Effective Date, in accordance with the principles of paragraph 6(c) of this Bond.

(d) In the event that the maturity of any Advance that has an Interim Maturity Date is extended under either subparagraph (a) or (b) of this paragraph 15, then the fee for such Advance, from and after the respective Maturity Extension Effective Date, shall be the particular fee that is assessed by FFB, as of such Maturity Extension Effective Date, with the new Advance Period being the period from the Maturity Extension Effective Date through the new Maturity Date, in accordance with the principles of paragraphs 9(b) and (c) of this Bond.

(e) In the event that (1) the maturity of any Advance that has an Interim Maturity Date is extended under either subparagraph (a) or (b) of this paragraph 15, and (2) the Maturity Date for such extended Advance is a date that will occur before the fifth anniversary of the respective Maturity Extension Effective Date, then the prepayment/refinancing privilege described in section 11.2 of the Bond Purchase Agreement shall apply automatically to such Advance.

(f) In the event that (1) the Borrower makes a Maturity Extension Election with respect to any Advance that has an Interim Maturity Date, and (2) the Borrower selects as the Maturity Date for such extended Advance a new Maturity Date that will occur on or after the fifth anniversary of the respective Maturity Extension Effective Date, then the Borrower must elect a prepayment/refinancing privilege for such extended Advance from between the options described in sections 11.2 and 11.3 of the Bond Purchase Agreement (provided, however, that each of the references to "the Requested Advance Date for such Advance" in section 11.3 of the Bond Purchase Agreement shall be deemed to be a reference to "the respective Maturity Extension Effective Date"). The Maturity Extension Election Notice delivered by the Borrower in connection with each such Maturity Extension Election must also specify the particular prepayment/refinancing privilege that the Borrower elects for the respective extended Advance. In the event that the Borrower elects for any such extended Advance a prepayment/refinancing privilege described in section 11.3 of the Bond Purchase Agreement, then the interest

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rate for such extended Advance, from and after the respective Maturity Extension Effective Date, shall include a price (expressed in terms of a basis point increment to the applicable basic interest rate) for the particular prepayment/refinancing privilege that the Borrower elects, which price shall be established by FFB, as of such Maturity Extension Effective Date, in accordance with the principles of paragraph 6(d) of this Bond.

(g) The maturity of each Advance may be extended more than once as provided in this paragraph 15, but upon the twentieth anniversary of the Requested Advance Date specified in the original Advance Request (if such twentieth anniversary date is a Payment Date) or upon the Payment Date immediately preceding such twentieth anniversary date (if such twentieth anniversary date is not a Payment Date), no further Maturity Extensions may occur.

16. Prepayments.

(a) The Borrower may elect to prepay all or any portion of the outstanding principal amount of any Advance made under this Bond, or to prepay this Bond in its entirety, in the manner, at the price, and subject to the limitations specified in this paragraph 16 (each such election being a "Prepayment Election").

(b) For each Prepayment Election in which the Borrower elects to prepay a particular amount of the outstanding principal of an Advance, the Borrower shall deliver to RUS written notification of the respective Prepayment Election, in the form of notification attached to this Bond as Annex 2-A (each such notification being a "Prepayment Election Notice"), making reference to the Advance Identifier that FFB assigned to the respective Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

(1) the particular date on which the Borrower intends to make the prepayment on such Advance (such date being the "Intended Prepayment Date" for such Advance), which date:

(A) must be a Business Day; and

(B) for any Advance for which the Borrower has selected a fixed premium prepayment/refinancing privilege that includes a 5-year period during which such Advance shall not be eligible for any prepayment or refinancing (such time period being a "No-Call Period"), may not be a date that will occur before the applicable "First Call Date" determined as provided in section 11.3.2 of the Bond Purchase Agreement (such date being the "First Call Date"); and

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(2) the amount of principal of the respective Advance that the Borrower intends to prepay, which amount may be either:

(A) the total outstanding principal amount of such Advance; or

(B) an amount less than the total outstanding principal amount of such Advance (subject to subparagraph (g) of this paragraph 16) (any such amount being a "Portion").

(c) For each Prepayment Election in which the Borrower elects to have a particular amount of funds applied by FFB toward the prepayment of the outstanding principal of an Advance, the Borrower shall deliver to RUS written notification of the respective Prepayment Election, in the form of notification attached to this Bond as Annex 2-B (each such notification also being a "Prepayment Election Notice"), making reference to the Advance Identifier that FFB assigned to the respective Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

(1) the particular date on which the Borrower intends to make the prepayment on such Advance (such date being the "Intended Prepayment Date" for such Advance), which date:

(A) must be a Business Day; and

(B) for any Advance for which the Borrower has selected a fixed premium prepayment/refinancing privilege that includes a 5-year No-Call Period, may not be a date that will occur before the applicable First Call Date; and

(2) the particular amount of funds that the Borrower elects to be applied by FFB toward a prepayment of the outstanding principal amount of such Advance.

(d) To be effective, a Prepayment Election Notice must be approved by RUS in writing, and such Prepayment Election Notice, together with written notification of RUS's approval thereof, must be received by FFB on or before the fifth Business Day before the date specified therein as the Intended Prepayment Date for the respective Advance or Portion.

(e) The Borrower shall pay to FFB a price for the prepayment of any Advance, any Portion of any Advance, or this Bond in its entirety (such price being the "Prepayment Price" for such Advance or Portion or this Bond, as the case may be) determined as follows:

(1) in the event that the Borrower elects to prepay the entire outstanding principal amount of any Advance,

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then the Borrower shall pay to FFB a Prepayment Price for such Advance equal to the sum of:

(A) the entire outstanding principal amount of such Advance on the Intended Prepayment Date;

(B) all unpaid interest (and Late Charges, if any) accrued on such Advance through the Intended Prepayment Date; and

(C) the amount of the premium or discount credit (if any) that is required under the particular prepayment/refinancing privilege that applies to such Advance as provided in article 11 of the Bond Purchase Agreement;

(2) in the event that the Borrower elects to prepay a Portion of any Advance, then the Borrower shall pay to FFB a Prepayment Price for such Portion that would equal such Portion's pro rata share of the Prepayment Price that would be required for a prepayment of the entire outstanding principal amount of such Advance (determined in accordance with the principles of clause (1) of this subparagraph (e)); and

(3) in the event that the Borrower elects to prepay this Bond in its entirety, then the Borrower shall pay to FFB an amount equal to the sum of the Prepayment Prices for all outstanding Advances (determined in accordance with the principles of clause (1) of this subparagraph (e)).

(f) Payment of the Prepayment Price for any Advance, any Portion of any Advance, or this Bond in its entirety shall be due to FFB before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date for such Advance or Portion or this Bond, as the case may be.

(g) Each prepayment of a Portion shall, as to the principal amount of such Portion, be subject to a minimum amount equal to $100,000.00 of principal.

(h) The Borrower may make more than one Prepayment Election with respect to an Advance, each such Prepayment Election being made with respect to a different Portion of such Advance, until such time as the entire principal amount of such Advance is repaid in full.

17. Refinancings.

(a) The Borrower may elect to refinance the outstanding principal amount of any Advance (but not any Portion) in the manner, at the price, and subject to the limitations specified in this paragraph 17 (each such election being a "Refinancing Election").

(b) Except under the circumstances described in subparagraph (d) of this paragraph 17, the Borrower shall deliver to FFB (with a copy to RUS) written notification of each Refinancing Election, in the form of notification attached to this Bond as Annex 3-A (each such notification

BOND - page 15

RUS

being a "Refinancing Election Notice"), making reference to the Advance Identifier that FFB assigned to the respective Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

(1) the particular date on which the Borrower intends to refinance the respective Advance (such date being the "Intended Refinancing Date" for the respective Advance), which date:

(A) must be a Payment Date; and

(B) for any Advance for which the Borrower has selected a prepayment/refinancing privilege that includes a 5-year No-Call Period, may not be a date that will occur before the applicable First Call Date;

(2) the amount of the outstanding principal of the respective Advance that the Borrower elects to refinance (which may not be a Portion); and

(3) the Maturity Date that the Borrower selects to be in effect for such principal amount after such refinancing, which date may be:

(A) the Maturity Date that is in effect for such Advance immediately before such refinancing; or

(B) a new Maturity Date that the Borrower selects in connection with such Refinancing Election, provided that such new Maturity Date meets the criteria for Maturity Dates prescribed in section 7.3.1(a)(5) of the Bond Purchase Agreement (provided, however, that for purposes of selecting a new Maturity Date in connection with a Refinancing Election, each of the references to the "Requested Advance Date" for the respective Advance in section 7.3.1(a)(5)(D) of the Bond Purchase Agreement shall be deemed to be a reference to the "respective Refinancing Effective Date").

(c) To be effective, a Refinancing Election Notice must be received by FFB on or before the fifth Business Day before the date specified therein as the Intended Refinancing Date.

(d) In the event that either of the circumstances described in clause (1) or (2) of the next sentence shall have occurred, then a Refinancing Election Notice (in the form of notice attached to this Bond as Annex 3-B), to be effective, must first be delivered to RUS for approval and be approved by RUS in writing, and such Refinancing Election Notice, together with written notification of RUS's approval thereof, must be received by FFB on or before the fifth Business Day before the date specified therein to be the Intended Refinancing Date. RUS approval of a Refinancing Election Notice will be required under either of the following circumstances:

BOND - page 16

RUS

(1) (A) payment of any amount owing under this Bond is not made by the Borrower when and as due; (B) payment is made by RUS in accordance with the guarantee set forth at the end of this Bond; and (C) RUS delivers notice to both the Borrower and FFB advising each of them that each Refinancing Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS; or

(2) FFB at any time delivers written notice to both the Borrower and RUS advising each of them that each Refinancing Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS.

(e) The Borrower shall pay to FFB a price for the refinancing of any Advance (such price being the "Refinancing Price" for such Advance) equal to the sum of:

(1) all unpaid interest (and Late Charges, if any) accrued on such Advance through the Intended Refinancing Date; and

(2) the amount of the premium (if any) that is required under the particular prepayment/refinancing privilege that applies to such Advance as provided in article 11 of the Bond Purchase Agreement.

In the event that (A) the prepayment/refinancing privilege that applies to the particular Advance being refinanced is the privilege described in section 11.2 of the Bond Purchase Agreement, and (B) the Market Value Premium (or Discount) that is to be included in the Refinancing Price for such Advance is a discount on such Advance, then such discount shall be applied by FFB in the manner requested by the Borrower in a written notice delivered by the Borrower to FFB and approved by RUS in writing.

(f) Payment of the Refinancing Price for any Advance shall be due to FFB before 3:00 p.m. (Washington, DC, time) on the Intended Refinancing Date for such Advance.

(g) In the event that a Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB on or before the fifth Business Day before the Intended Refinancing Date specified therein, then the refinancing of the respective Advance shall become effective on such Intended Refinancing Date (in such event, the Intended Refinancing Date being the "Refinancing Effective Date"). In the event that a Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB after the fifth Business Day before the Intended Refinancing Date specified therein, then the refinancing of the

BOND - page 17

RUS

respective Advance shall become effective on the fifth Business Day to occur after the day on which such Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB (in such event, the fifth Business Day to occur after the day on which such Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB being the "Refinancing Effective Date"), provided that the Borrower shall have paid to FFB, in addition to the Refinancing Price required under subparagraph (e) of this paragraph 17, the interest accrued from the Intended Refinancing Date through such Refinancing Effective Date.

(h) In the event that the Borrower makes a Refinancing Election with respect to any Advance, the basic interest rate for such Advance, from and after the respective Refinancing Effective Date, shall be the particular rate that is established by FFB, as of such Refinancing Effective Date, in accordance with the principles of paragraph 6(c) of this Bond.

(i) In the event that the Borrower makes a Refinancing Election with respect to any Advance, then the fee for such Advance, from and after the respective Refinancing Effective Date, shall be the particular fee that is assessed by FFB, as of such Refinancing Effective Date, with the new Advance Period being the period from the Refinancing Effective Date through the new Maturity Date, in accordance with the principles of paragraphs 9(b) and (c) of this Bond.

(j) In the event that (1) the Borrower makes a Refinancing Election with respect to any Advance, and (2) the Borrower selects as the Maturity Date for such refinanced Advance either (A) the Maturity Date that is in effect for such Advance immediately before such refinancing, and such Maturity Date will occur before the fifth anniversary of the respective Refinancing Effective Date, or (B) a new Maturity Date that will occur before the fifth anniversary of the respective Refinancing

Effective Date, then the prepayment/refinancing privilege described in section 11.2 of the Bond Purchase Agreement shall apply automatically to such Advance.

(k) In the event that (1) the Borrower makes a Refinancing Election with respect to any Advance, and (2) the Borrower selects as the Maturity Date for such refinanced Advance either (A) the Maturity Date that is in effect for such Advance immediately before such refinancing, and such Maturity Date will occur on or after the fifth anniversary of the respective Refinancing Effective Date, or (B) a new Maturity Date that will occur on or after the fifth anniversary of the respective Refinancing Effective Date, then the Borrower must elect a prepayment/refinancing privilege for such refinanced Advance from between the options described in sections 11.2 and 11.3 of the Bond Purchase Agreement (provided, however, that each of the references to the "Requested Advance Date for such Advance" in section 11.3 of the Bond Purchase Agreement

BOND - page 18

RUS

shall be deemed to be a reference to the "respective Refinancing Effective Date"). The Refinancing Election Notice delivered by the Borrower in connection with each such Refinancing Election must also specify the particular prepayment/refinancing privilege that the Borrower elects for the respective refinanced Advance. In the event that the Borrower elects for any such refinanced Advance a prepayment/refinancing privilege described in section 11.3 of the Bond Purchase Agreement, then the interest rate for such refinanced Advance, from and after the respective Refinancing Effective Date, shall include a price (expressed in terms of a basis point increment to the applicable basic interest rate) for the particular prepayment/refinancing privilege that the Borrower elects, which increment shall be established by FFB, as of such Refinancing Effective Date, in accordance with the principles of paragraph 6(d) of this Bond.

(l) In the event that the Borrower makes a Refinancing Election with respect to any Advance, then the outstanding principal amount of such Advance, after the respective Refinancing Effective Date, shall be due and payable in accordance with this subparagraph (l).

(1) With respect to each Advance to which either the "equal principal installments" method or the "graduated principal installments" method for the repayment of principal applies, the amount of the quarterly principal installments that will be due after the respective Refinancing Effective Date shall be equal to the amount of the quarterly installments of equal principal or graduated principal, as the case may be, that were due in accordance with the principal repayment schedule that applied to such Advance immediately before the respective Refinancing Effective Date.

(2) With respect to each Advance to which the "level debt service" method for the repayment of principal applies, the amount of the level quarterly payments consisting of a principal installment and accrued interest that will be due after the respective Refinancing Effective Date shall be newly computed so that the amount of each such quarterly payment consisting of a principal installment and accrued interest (taking into account the new interest rate that applies to such Advance from and after such Refinancing Effective Date) shall be substantially equal to the amount of every other quarterly payment consisting of a principal installment and accrued interest, and shall be sufficient, when added to all other such newly-computed level quarterly payments consisting of a principal installment and accrued interest, to repay the outstanding principal amount of such refinanced Advance in full on the Final Maturity Date (notwithstanding the fact that the Borrower may have selected a Maturity Date for such refinanced Advance that will occur before the Final Maturity Date).

BOND - page 19

RUS

(3) The quarterly installments of equal principal or graduated principal, or the newly-computed level quarterly payments consisting of a principal installment and accrued interest, as the case may be, shall be due beginning on the first Payment Date to occur after the respective Refinancing Effective Date, and shall be due on each Payment Date to occur thereafter up through and including the earlier to occur of (A) the new Maturity Date that the Borrower selected for such refinanced Advance, on which date the entire unpaid principal amount of such refinanced Advance shall also be payable, subject to Maturity Extensions (as provided in paragraph 15 of this Note) if the new Maturity Date is an Interim Maturity Date, or (B) the date on which the entire principal amount of such refinanced Advance, and all unpaid interest (and Late Charges, if any) accrued thereon, are paid.

(m) The Borrower may make more than one Refinancing Election with respect to any Advance.

18.	Rescission of Prepayment Elections and Refinancing Elections; Late Charges for Late Payments.

(a) The Borrower may rescind any Prepayment Election made in accordance with paragraph 16 of this Bond or any Refinancing Election made in accordance with paragraph 17 of this Bond, but only in accordance with this paragraph 18.

(b) The Borrower shall deliver to both FFB and RUS written notification of each rescission of a Prepayment Election or a Refinancing Election (each such notification being an "Election Rescission Notice") specifying the particular Advance for which the Borrower wishes to rescind such Prepayment Election or Refinancing Election, as the case may be, which specification must make reference to both:

(1) the particular Advance Identifier that FFB assigned to such Advance (as provided in the Bond Purchase Agreement); and

(2) the RUS account number for such Advance.

The Election Rescission Notice may be delivered by facsimile transmission to FFB at (202) 622-0707 and to RUS at (202) 720-1401, or at such other facsimile number or numbers as either FFB or RUS may from time to time communicate to the Borrower.

(c) To be effective, an Election Rescission Notice must be received by both FFB and RUS not later than 3:30 p.m. (Washington, DC, time) on the second Business Day before the Intended Prepayment Date or the Intended Refinancing Date, as the case may be.

BOND - page 20

RUS

(d) In the event that the Borrower (1) makes a Prepayment Election in accordance with paragraph 16 of this Bond or a Refinancing Election in accordance with paragraph 17 of this Bond; (2) does not rescind such Prepayment Election or Refinancing Election, as the case may be, in accordance with this paragraph 18; and (3) does not, before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date or Intended Refinancing Date, as the case may be, pay to FFB the Prepayment Price described in paragraph 16(e) of this Bond or Refinancing Price described in paragraph 17(e) of this Bond, as the case may be, then a Late Charge shall accrue on any such unpaid amount from the Intended Prepayment Date or Intended Refinancing Date, as the case may be, to the date on which payment is made, computed in accordance with the principles of paragraph 11 of this Bond.

19.    Amendments to Bond.

To the extent not inconsistent with applicable law, this Bond, for so long as FFB or its agent is the holder thereof, shall be subject to modification by such amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

20.    Certain Waivers.

The Borrower hereby waives any requirement for presentment, protest, or other demand or notice with respect to this Bond.

21.    Bond Effective Until Paid.

This Bond shall continue in full force and effect until all principal outstanding hereunder, all interest accrued hereunder, all premiums (if any) payable under paragraphs 16 and 17 of this Bond, all Late Charges (if any) payable under paragraphs 11 and

18 of this Bond, and all fees (if any) payable under paragraph 9 of this Bond have been paid in full.

22.	RUS Guarantee of Bond.

Upon execution of the guarantee set forth at the end of this Bond (the "RUS Guarantee"), the payment by the Borrower of all amounts due and payable under this Bond, when and as due, shall be guaranteed by the United States of America, acting through RUS, pursuant to the Rural Electrification Act of 1936, as amended (codified at 7 U.S.C. § 901 et seq.). In consideration of the RUS Guarantee, the Borrower promises to RUS to make all payments due under this Bond when and as due.

BOND - page 21

RUS

23.	Pledge Agreement.

This Bond is one of several Bonds referred to in the Pledge Agreement, wherein the Borrower made provision for the pledge and grant of a security interest in, under certain circumstances described therein, certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to RUS, as set forth in the Pledge Agreement.

24. Guarantee Payments; Reimbursement.

If RUS makes any payment, pursuant to the RUS Guarantee, of any amount due and payable under this Bond, when and as due, each and every such payment so made shall be deemed to be a payment hereunder; provided, however, that no payment by RUS pursuant to the RUS Guarantee shall be considered a payment for purposes of determining the existence of a failure by the Borrower to perform its obligation to RUS to make all payments under this Bond when and as due. RUS shall have any rights by way of subrogation, agreement or otherwise which arise as a result of such payment pursuant to the RUS Guarantee.

25.	Default and Enforcement.

In case of a default by the Borrower under this Bond or the occurrence of an event of default under the Bond Guarantee Agreement, then, in consideration of the obligation of RUS under the RUS Guarantee, in that event, to make payments to FFB as provided in this Bond, RUS, in its own name, shall have all rights, powers, privileges, and remedies of the holder of this Bond, in accordance with the terms of this Bond, the Bond Guarantee Agreement, and the Pledge Agreement, including, without limitation, the right to enforce or collect all or any part of the obligation of the Borrower under this Bond or arising as a result of the RUS Guarantee, to file proofs of claim or any other document in any bankruptcy, insolvency, or other judicial proceeding, and to vote such proofs of claim.

26.    Acceleration.

The entire unpaid principal amount of this Bond, and all interest thereon, may be declared, and upon such declaration shall become, due and payable to RUS, under the circumstances described, and in the manner and with the effect provided, in the Bond Guarantee Agreement.

BOND - page 22

RUS

IN WITNESS WHEREOF, the Borrower has caused this Bond to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION
(the "Borrower")

BY:

Signature: /s/ SHELDON C. PETERSEN

Print Name: Sheldon C. Petersen

Title: Governor and
Chief Executive Officer

(SEAL)

ATTEST:

Signature: /s/ ROBERTA B. ARONSON

Print Name: Roberta B. Aronson

Title: Assistant Secretary-Treasurer

BOND - page 23

RUS

ANNEX 1-A

TO

FUTURE ADVANCE BOND

FORM

OF

MATURITY EXTENSION ELECTION NOTICE

RUS

MATURITY EXTENSION ELECTION NOTICE

******************************************************************************************

PART 1 OF THIS FORM HAS BEEN COMPLETED BY RUS. THE BORROWER SHOULD COMPLETE PART 2 OF THIS FORM ONLY FOR THOSE PARTICULAR ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WITH RESPECT TO WHICH THE BORROWER ELECTS TO HAVE THE MATURITY EXTENDED TO A NEW MATURITY DATE OTHER THAN THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

Office of Portfolio Analysis and Risk Assessment
Telephone: (202) 205-86634

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO FFB AT THE FOLLOWING ADDRESS:

Director of Lending
Federal Financing Bank
Main Treasury Building
1500 Pennsylvania Avenue, NW
Washington, DC 20220

Telephone: (202) 622-2470
Facsimile: (202) 622-0707

DELIVER A COPY OF THIS FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

Office of Portfolio Management and Risk Assessment
Rural Utilities Service
U.S. Department of Agriculture
Mail Stop 1568, Room 0226-S
1400 Independence Avenue, SW
Washington, DC 20250

Reference: Section 313A Loan Guarantee Underwriter Program
Attention: Amy McWilliams, Management Analyst

Telephone: (202) 205-8663
Facsimile: (844) 749-0736

THE BORROWER SHOULD NOT COMPLETE THIS FORM OR DELIVER IT TO FFB IF THE BORROWER DESIRES TO HAVE THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

IF THE BORROWER DOES NOT RETURN THIS FORM TO FFB, THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WILL BE EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

****************************************************************

MATURITY EXTENSION ELECTION NOTICE - page 1

RUS

MATURITY EXTENSION ELECTION NOTICE

Director of Lending
Federal Financing Bank

Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

National Rural Utilities Cooperative Finance Corporation

FFB Bond Identifier:     _____________________

RUS Bond Number:    _____________________

Part 1 (To be completed by RUS):

Each of the advances of funds ("Advances") identified in this Part 1 will mature on _______________ (the "Maturity Date").

FFB ADVANCE IDENTIFIER	RUS ACCOUNT NUMBER	ORIGINAL ADVANCE DATE	ORIGINAL ADVANCE AMOUNT	OUTSTANDING PRINCIPAL AMOUNT

			$	$
			$	$
			$	$
			$	$

MATURITY EXTENSION ELECTION NOTICE - page 2

RUS

Part 2:

Notice is hereby given to FFB (and RUS) of the Borrower's election that the maturity of each of the Advances identified in this Part 2 be extended as follows:

FFB ADVANCE IDENTIFIER[1]	OPTIONAL PRINCIPAL AMOUNT[2]	AMOUNT OF PRINCIPAL TO BE EXTENDED[3]	NEW MATURITY DATE[4]	TYPE OF PREPAYMENT/REFINANCING PRIVILEGE[5]	5-YEAR NO-CALL PERIOD[6]	PREMIUM OPTION[7]

	$			☐	☐	☐
	$			☐	☐	☐
	$			☐	☐	☐
	$			☐	☐	☐
___________________________

1Complete 1 line in Part 2 for each Advance identified in Part 1 with respect to which the Borrower elects to have the maturity extended to a new Maturity Date other than the next Payment Date. Insert the FFB Advance Identifier that FFB assigned to the respective Advance for each Advance identified in Part 1 with respect to which the Borrower elects to have the maturity so extended.
2The Borrower has the option of making a payment of principal on the Maturity Date without any premium being charged. For each Advance, insert the amount of any such optional principal payment that will be paid on the Maturity Date.
3For each Advance, insert the amount of principal for which the maturity is to be extended. That amount must equal the difference between the outstanding principal amount for the respective Advance, as specified in Part 1, and the optional principal payment (if any) for such Advance inserted by the Borrower in Part 2.
4For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date to be in effect for the respective Advance after the Maturity Extension, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.
5Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur on or after the fifth anniversary of the effective date of this Maturity Extension. The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F"). Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.
6Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege not include any such a 5-year no-call period. Insert in the box the letter-symbol for the particular no-call period option elected.
7Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P"). Insert in the box the letter-symbol for the particular premium option selected.

MATURITY EXTENSION ELECTION NOTICE - page 3

RUS

The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Maturity Extension Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(the "Borrower")

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

MATURITY EXTENSION ELECTION NOTICE - page 4

RUS

ANNEX 1-B

TO

FUTURE ADVANCE BOND

FORM

OF

MATURITY EXTENSION ELECTION NOTICE

(RUS APPROVAL REQUIRED)

RUS

MATURITY EXTENSION ELECTION NOTICE
(RUS APPROVAL REQUIRED)

******************************************************************************************

PART 1 OF THIS FORM HAS BEEN COMPLETED BY RUS. THE BORROWER SHOULD COMPLETE PART 2 OF THIS FORM ONLY FOR THOSE PARTICULAR ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WITH RESPECT TO WHICH THE BORROWER ELECTS TO HAVE THE MATURITY EXTENDED TO A NEW MATURITY DATE OTHER THAN THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

Office of Portfolio Analysis and Risk Assessment
Telephone: (202) 205-8663

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

Office of Portfolio Management and Risk Assessment
Rural Utilities Service
U.S. Department of Agriculture
Mail Stop 1568, Room 0226-S
1400 Independence Avenue, SW
Washington, DC 20250

Reference: Section 313A Loan Guarantee Underwriter Program
Attention: Amy McWilliams, Management Analyst

Telephone: (202) 205-8663
Facsimile: (844) 749-0736

THE BORROWER SHOULD NOT COMPLETE THIS FORM OR DELIVER IT TO RUS IF THE BORROWER DESIRES TO HAVE THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

IF THE BORROWER DOES NOT RETURN THIS FORM TO RUS, THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WILL BE EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

******************************************************************************************

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 1

RUS

MATURITY EXTENSION ELECTION NOTICE

Director of Lending
Federal Financing Bank

Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

National Rural Utilities Cooperative Finance Corporation

FFB Bond Identifier:     _____________________

RUS Bond Number:    _____________________

Part 1 (To be completed by RUS):

Each of the advances of funds ("Advances") identified in this Part 1 will mature on _______________ (the "Maturity Date").

FFB ADVANCE IDENTIFIER	RUS ACCOUNT NUMBER	ORIGINAL ADVANCE DATE	ORIGINAL ADVANCE AMOUNT	OUTSTANDING PRINCIPAL AMOUNT

			$	$
			$	$
			$	$
			$	$

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 2

RUS

Part 2:

Notice is hereby given to FFB (and RUS) of the Borrower's election that the maturity of each of the Advances identified in this Part 2 be extended as follows:

FFB ADVANCE IDENTIFIER[1]	OPTIONAL PRINCIPAL AMOUNT[2]	AMOUNT OF PRINCIPAL TO BE EXTENDED[3]	NEW MATURITY DATE[4]	TYPE OF PREPAYMENT/REFINANCING PRIVILEGE[5]	5-YEAR NO-CALL PERIOD[6]	PREMIUM OPTION[7]

	$			☐	☐	☐
	$			☐	☐	☐
	$			☐	☐	☐
	$			☐	☐	☐

________________________
1Complete 1 line in Part 2 for each Advance identified in Part 1 with respect to which the Borrower elects to have the maturity extended to a new Maturity Date other than the next Payment Date. Insert the FFB Advance Identifier that FFB assigned to the respective Advance for each Advance identified in Part 1 with respect to which the Borrower elects to have the maturity so extended.
2The Borrower has the option of making a payment of principal on the Maturity Date without any premium being charged. For each Advance, insert the amount of any such optional principal payment that will be paid on the Maturity Date.
3For each Advance, insert the amount of principal for which the maturity is to be extended. That amount must equal the difference between the outstanding principal amount for the respective Advance, as specified in Part 1, and the optional principal payment (if any) for such Advance inserted by the Borrower in Part 2.
4For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date" to be in effect for the respective Advance after the Maturity Extension, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.
5Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur on or after the fifth anniversary of the effective date of this Maturity Extension. The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F"). Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.
6Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege not include any such a 5-year no-call period. Insert in the box the letter-symbol for the particular no-call period option elected.
7Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P"). Insert in the box the letter-symbol for the particular premium option selected.

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 3

RUS

The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Maturity Extension Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(the "Borrower")

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

NOTICE OF RUS APPROVAL OF
MATURITY EXTENSION ELECTION NOTICE

Notice is hereby given to FFB that the preceding Maturity Extension Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

ADMINISTRATOR of the
RURAL UTILITIES SERVICE,
acting through his or her
duly authorized designee

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 4

RUS

ANNEX 2-A

TO

FUTURE ADVANCE BOND

FORM

OF

PREPAYMENT ELECTION NOTICE

SPECIFIED PRINCIPAL AMOUNT(S)

(RUS APPROVAL REQUIRED)

RUS

PREPAYMENT ELECTION NOTICE
SPECIFIED PRINCIPAL AMOUNT(S)
(RUS APPROVAL REQUIRED)

******************************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:
Office of Portfolio Analysis and Risk Assessment
Telephone: (202) 205-8663

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

Office of Portfolio Management and Risk Assessment
Rural Utilities Service
U.S. Department of Agriculture
Mail Stop 1568, Room 0226-S
1400 Independence Avenue, SW
Washington, DC 20250

Reference: Section 313A Loan Guarantee Underwriter Program
Attention: Amy McWilliams, Management Analyst

Telephone: (202) 205-8663
Facsimile: (844) 749-0736

****************************************************************
PREPAYMENT ELECTION NOTICE
SPECIFIED PRINCIPAL AMOUNT(S)
Director of Lending
Federal Financing Bank

Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

National Rural Utilities Cooperative Finance Corporation

FFB Bond Identifier:     ____________________1
____________________________

1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

PREPAYMENT ELECTION NOTICE SP PRN (RUS APPROVAL REQ'D) - page 1

RUS

Part 1:

Notice is hereby given to FFB (and RUS) of the Borrower's election to prepay all or a portion of the outstanding principal amount of the advances of funds ("Advances") identified in this Part 1:

FFB ADVANCE IDENTIFIER[2]	RUS ACCOUNT NUMBER[3]	ORIGINAL ADVANCE DATE[4]	ORIGINAL ADVANCE AMOUNT[5]	OUTSTANDING PRINCIPAL AMOUNT[6]

			$	$
			$	$
			$	$

Part 2:

The Borrower intends to prepay all or a portion of the outstanding principal amount of each of the Advances identified in Part 1 on the following date (such date being the "Intended Prepayment Date"):

_______________________________________7

____________________________________
2Complete 1 line in Part 1 for each Advance that the Borrower intends to prepay in whole or in part. For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.
5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.
6Insert the outstanding principal amount of each Advance specified in Part 1 as of the day before the date on which the Borrower intends to make a prepayment on the respective Advances.
7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to prepay the Advances specified in Part 1, which date must meet the criteria for Intended Prepayment Date prescribed in paragraph 16(b)(1) of the Bond.

PREPAYMENT ELECTION NOTICE SP PRN (RUS APPROVAL REQ'D) - page 2

RUS

Part 3:

For each of the Advances identified in Part 1, the respective amount of principal that the Borrower intends to prepay on the Intended Prepayment Date is as follows:

FFB ADVANCE IDENTIFIER[8]	AMOUNT OF PRINCIPAL TO BE PREPAID[9]

$
$
$

The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Prepayment Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(the "Borrower")

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

_______________________
8Complete 1 line in Part 3 for each Advance identified in Part 1.
9For each Advance, insert the amount of principal that will be prepaid on the Intended Prepayment Date.

PREPAYMENT ELECTION NOTICE SP PRN (RUS APPROVAL REQ'D) - page 3

RUS

NOTICE OF RUS APPROVAL OF
PREPAYMENT ELECTION NOTICE

Notice is hereby given to FFB that the preceding Prepayment Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

ADMINISTRATOR of the
RURAL UTILITIES SERVICE,
acting through his or her
duly authorized designee

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

PREPAYMENT ELECTION NOTICE SP PRN (RUS APPROVAL REQ'D) - page 4

RUS

ANNEX 2-B

TO

FUTURE ADVANCE BOND

FORM

OF

PREPAYMENT ELECTION NOTICE

FIXED SUM TO BE APPLIED

(RUS APPROVAL REQUIRED)

RUS

PREPAYMENT ELECTION NOTICE
FIXED SUM TO BE APPLIED
(RUS APPROVAL REQUIRED)

******************************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

Office of Portfolio Management and Risk Assessment
Telephone: (202) 205-8663

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

Office of Portfolio Management and Risk Assessment
Rural Utilities Service
U.S. Department of Agriculture
Mail Stop 1568, Room 0226-S
1400 Independence Avenue, SW
Washington, DC 20250

Reference: Section 313A Loan Guarantee Underwriter Program
Attention: Amy McWilliams, Management Analyst

Telephone: (202) 205-8663
Facsimile: (844) 749-0736

******************************************************************************

PREPAYMENT ELECTION NOTICE
FIXED SUM TO BE APPLIED
Director of Lending
Federal Financing Bank

Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

National Rural Utilities Cooperative Finance Corporation

FFB Bond Identifier:                  ________________________1
_____________________

1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 1

RUS

Part 1:

Notice is hereby given to FFB (and RUS) of the Borrower's election to prepay all or a portion of the outstanding principal amount of the advances of funds ("Advances") identified in this Part 1:

FFB ADVANCE IDENTIFIER[2]	RUS ACCOUNT NUMBER[3]	ORIGINAL ADVANCE DATE[4]	ORIGINAL ADVANCE AMOUNT[5]	OUTSTANDING PRINCIPAL AMOUNT[6]

			$	$
			$	$
			$	$
			$	$

Part 2:

The Borrower intends to prepay all or a portion of the outstanding principal amount of the Advances identified in Part 1 on the following date (such date being the "Intended Prepayment Date"):

____________________________________7

_______________________________________
2Complete 1 line in Part 1 for each Advance that the Borrower intends to prepay in whole or in part. For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.
5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.
6Insert the outstanding principal amount of each Advance specified in Part 1 as of the day before the date on which the Borrower intends to make a prepayment on the respective Advances.
7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to prepay the Advances specified in Part 1, which date must meet the criteria for Intended Prepayment Date prescribed in paragraph 16(b)(1) of the Bond.

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 2

RUS

Part 3:

The Borrower elects to have the following amount of funds applied by FFB toward a prepayment of the outstanding principal amount of the Advances identified in Part 1, in the order in which they appear in Part 1:

____________________________________8

The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Prepayment Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(the "Borrower")

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

__________________________________________
8Insert the particular amount of funds that the Borrower elects to be applied by FFB toward a prepayment of the outstanding principal amount of the Advances identified in Part 1, in the order in which they appear in Part 1.

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 3

RUS

NOTICE OF RUS APPROVAL OF
PREPAYMENT ELECTION NOTICE

Notice is hereby given to FFB that the preceding Prepayment Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

ADMINISTRATOR of the
RURAL UTILITIES SERVICE,
acting through his or her
duly authorized designee

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 4

RUS

ANNEX 3-A

TO

FUTURE ADVANCE BOND

FORM

OF

REFINANCING ELECTION NOTICE

RUS

REFINANCING ELECTION NOTICE

******************************************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

Office of Portfolio Management and Risk Assessment
Telephone: (202) 205-8663

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO FFB AT THE FOLLOWING ADDRESS:

Director of Lending
Federal Financing Bank
Main Treasury Building
1500 Pennsylvania Avenue, NW
Washington, DC 20220

Telephone: (202) 622-2470
Facsimile: (202) 622-0707

DELIVER A COPY OF THIS FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

Office of Portfolio Management and Risk Assessment
Rural Utilities Service
U.S. Department of Agriculture
Mail Stop 1568, Room 0226-S
1400 Independence Avenue, SW
Washington, DC 20250

Reference: Section 313A Loan Guarantee Underwriter Program
Attention: Amy McWilliams, Management Analyst

Telephone: (202) 205-8663
Facsimile: (844) 749-0736

******************************************************************************************

REFINANCING ELECTION NOTICE

Director of Lending
Federal Financing Bank

Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

National Rural Utilities Cooperative Corporation

REFINANCING ELECTION NOTICE - page 1

RUS

FFB Bond Identifier: ______________________1

Part 1:

Notice is hereby given to FFB (and RUS) of the Borrower's election to refinance the outstanding principal amount of each of the advances of funds ("Advances") identified in this Part 1:

FFB ADVANCE IDENTIFIER[2]	RUS ACCOUNT NUMBER[3]	ORIGINAL ADVANCE DATE[4]	ORIGINAL ADVANCE AMOUNT[5]	OUTSTANDING PRINCIPAL AMOUNT[6]

			$	$
			$	$
			$	$
			$	$

Part 2:

The Borrower intends to refinance the outstanding principal amount of each of the Advances identified in Part 1 on the following date (such date being the "Intended Refinancing Date"):

____________________________________7

____________________________
1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).
2Complete 1 line in Part 1 for each Advance that the Borrower intends to refinance. For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.
5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.
6For each Advance, insert the outstanding principal amount of the respective Advance as of the day before the intended refinancing.
7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to refinance the Advances specified in Part 1, which date must meet the criteria for Intended Refinancing Date prescribed in paragraph 17(b)(1) of the Bond.

REFINANCING ELECTION NOTICE - page 2

RUS

Part 3:

Notice is hereby given to FFB (and RUS) of the Borrower's election that each of the Advances identified in Part 1 is to be refinanced as follows:

FFB ADVANCE IDENTIFIER[8]	AMOUNT OF PRINCIPAL TO BE REFINANCED[9]	NEW MATURITY DATE[10]	TYPE OF PREPAYMENT/REFINANCING PRIVILEGE[11]	5-YEAR NO-CALL PERIOD[12]	PREMIUM OPTION[13]

	$		☐	☐	☐
	$		☐	☐	☐
	$		☐	☐	☐
	$		☐	☐	☐

______________________________
8Complete 1 line in Part 3 for each Advance identified in Part 1 as being an Advance the Borrower elects to refinance. Insert the FFB Advance Identifier that FFB assigned to the respective Advance.
9For each Advance, insert the amount of principal that is to be refinanced. This will be the same amount as the outstanding principal amount of the respective Advance inserted in Part 1.
10For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date to be in effect for the respective Advance after the refinancing, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.
11Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur on or after the fifth anniversary of the effective date of this Maturity Extension. The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F"). Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.
12Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege not include any such a 5-year no-call period. Insert in the box the letter-symbol for the particular no-call period option elected.
13Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P"). Insert in the box the letter-symbol for the particular premium option selected.

REFINANCING ELECTION NOTICE - page 3

RUS

The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Refinancing Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(the "Borrower")

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

REFINANCING ELECTION NOTICE - page 4

RUS

ANNEX 3-B

TO

FUTURE ADVANCE BOND

FORM

OF

REFINANCING ELECTION NOTICE

(RUS APPROVAL REQUIRED)

RUS

REFINANCING ELECTION NOTICE
(RUS APPROVAL REQUIRED)

******************************************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

Office of Portfolio Management and Risk Assessment
Telephone: (202) 205-8663

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

Office of Portfolio Management and Risk Assessment
Rural Utilities Service
U.S. Department of Agriculture
Mail Stop 1568, Room 0226-S
1400 Independence Avenue, SW
Washington, DC 20250

Reference: Section 313A Loan Guarantee Underwriter Program
Attention: Amy McWilliams, Management Analyst

Telephone: (202) 205-8663
Facsimile: (844) 749-0736

******************************************************************************************

REFINANCING ELECTION NOTICE

Director of Lending
Federal Financing Bank

Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

National Rural Utilities Cooperative Corporation

FFB Bond Identifier:     ______________________1

_______________________

1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 1

RUS

Part 1:

Notice is hereby given to FFB (and RUS) of the Borrower's election to refinance the outstanding principal amount of each of the advances of funds ("Advances") identified in this Part 1:

FFB ADVANCE IDENTIFIER[2]	RUS ACCOUNT NUMBER[3]	ORIGINAL ADVANCE DATE[4]	ORIGINAL ADVANCE AMOUNT[5]	OUTSTANDING PRINCIPAL AMOUNT[6]

			$	$
			$	$
			$	$

Part 2:

The Borrower intends to refinance the outstanding principal amount of each of the Advances identified in Part 1 on the following date (such date being the "Intended Refinancing Date"):

____________________________________7

________________________________
2Complete 1 line in Part 1 for each Advance that the Borrower intends to refinance. For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.
4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.
5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.
6For each Advance, insert the outstanding principal amount of the respective Advance as of the day before the intended refinancing.
7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to refinance the Advances specified in Part 1, which date must meet the criteria for Intended Refinancing Date prescribed in paragraph 17(b)(1) of the Bond.

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 2

RUS

Part 3:

Notice is hereby given to FFB (and RUS) of the Borrower's election that each of the Advances identified in Part 1 is to be refinanced as follows:

FFB ADVANCE IDENTIFIER[8]	AMOUNT OF PRINCIPAL TO BE REFINANCED[9]	NEW MATURITY DATE[10]	TYPE OF PREPAYMENT/REFINANCING PRIVILEGE[11]	5-YEAR NO-CALL PERIOD[12]	PREMIUM OPTION[13]

	$		☐	☐	☐
	$		☐	☐	☐
	$		☐	☐	☐
	$		☐	☐	☐

__________________________________________
8Complete 1 line in Part 3 for each Advance identified in Part 1 as being an Advance the Borrower elects to refinance. Insert the FFB Advance Identifier that FFB assigned to the respective Advance.
9For each Advance, insert the amount of principal that is to be refinanced. This will be the same amount as the outstanding principal amount of the respective Advance inserted in Part 1.
10For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date" to be in effect for the respective Advance after the refinancing, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.
11Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur on or after the fifth anniversary of the effective date of this Maturity Extension. The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F"). Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.
12Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege not include any such a 5-year no-call period. Insert in the box the letter-symbol for the particular no-call period option elected.
13Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance. The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P"). Insert in the box the letter-symbol for the particular premium option selected.

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 3

RUS

The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Refinancing Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(the "Borrower")

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

NOTICE OF RUS APPROVAL OF
REFINANCING ELECTION NOTICE

Notice is hereby given to FFB that the preceding Refinancing Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

ADMINISTRATOR of the
RURAL UTILITIES SERVICE,
acting through his or her
duly authorized designee

By:  _______________________

Name:  _______________________

Title:  _______________________

Date:  _______________________

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 4